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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         APRIL 24, 2001 (APRIL 23, 2001)
                Date of Report (Date of earliest event reported)


                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       000-29222                13-3575874
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)



                                4520 MAIN STREET
                                    SUITE 930
                              KANSAS CITY, MO 64111
                    (Address of principal executive offices)



                                 (816) 960-1333
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

         On April 23, 2001, the Company announced that it had received written notifications from the U.S. Food and Drug Administration (FDA) confirming the previously-reported clinical hold of AVAX's M-Vax and O-Vax autologous cancer vaccine clinical trials. The written notifications contain numerous FDA comments, questions and requests for additional information concerning the M-Vax and O-Vax products and clinical trials, and goes beyond the scope of prior oral communications from the FDA. The FDA request for additional information, while including issues related to the sterility of tumor cells received by the Company also extends to the Company's handling of tumor cells, the preparation of vaccines by the Company and the Company's manufacturing practices. Additionally, the FDA has begun an inspection of the Company's manufacturing facility in Philadelphia.

         The Company's press release on April 23, 2001, is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBITS.

         99.1 Press Release dated April 23, 2001, announcing a regulatory update.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AVAX TECHNOLOGIES, INC.

Date: April 24, 2001

                                          By: /s/ David L. Tousley
                                              ----------------------------------
                                              Name:  David L. Tousley
                                              Title:  Chief Operating Officer







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